UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 21, 2021

iCap Vault 1, LLC

Vault Holding 1, LLC

(Exact name of registrant as specified in its charter)

iCap Vault 1, LLC: Vault Holding 1, LLC:	Delaware Delaware	333-236458 333-236458-01	[X] [X]
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification Number)

3535 Factoria Blvd. SE, Suite 500

Bellevue, WA 98006

(Address of principal executive offices)

(425) 278-9030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether each registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

iCap Vault 1, LLC:	Emerging growth company [X]
Vault Holding 1, LLC:	Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

iCap Vault 1, LLC:	[ ]
Vault Holding 1, LLC:	[ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2021, Jonathan Siegel, Chief Financial Officer of iCap Vault 1, LLC (“iCap”) and Vault Holding 1, LLC (“Vault Holding” and together with iCap, the “Companies”), resigned from any and all positions with the Companies effective February 5, 2021. Effective February 5, 2021, Joseph Turner, the current Controller of each of the Companies, will serve as principal financial officer and principal accounting officer of each of the Companies.

Mr. Turner, age 38, has served as Controller of iCap, Vault Holding and iCap Enterprises, Inc. since May 2020. Prior to that time, Mr. Turner served as Vice President at BlackRock since October 2015.

iCap Vault Management, LLC (the “Manager”), the manager of iCap and Vault Holding, and its affiliates will receive certain fees and expense reimbursements for services relating to the acquisition, maintenance and sale of income-producing real estate properties and financial instruments related to real properties in selected metropolitan statistical areas in the U.S. (the “Portfolio Investments”). The items of compensation are set forth in “Management Compensation” in the registration statement on Form S-11 (File Nos. 333- 333-236458 and 333-236458-01), declared effective on November 24, 2020. Such information is incorporated herein by reference.

As previously disclosed, the Companies do not have any employees and do not currently intend to hire any employees who will be compensated directly by the Companies. Each of the executive officers of the Manager receive compensation for his or her services, including services performed for the Companies on behalf of the Manager, from iCap Enterprises, Inc. (“iCap Enterprises”). The sole member of Vault Holding is iCap. The sole member of iCap is iCap Vault, LLC, which is owned by iCap Enterprises. iCap Enterprises is wholly owned by Chris Christensen, the Companies’ Chief Executive Officer, a manager of each of the Companies and a board member of the Manager.

As an executive officer of the Manager, Mr. Turner will serve to manage the Companies’ day-to-day affairs and acquire, maintain, promote and sell the assets constituting the Portfolio Investments. Although the Companies will indirectly bear some of the costs of the compensation paid to the Manager’s executive officers, including Mr. Turner, through fees paid to the Manager, the Companies do not intend to pay any compensation directly to these individuals, including Mr. Turner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC
	By:	iCap Vault Management, LLC, its manager

Dated: January 28, 2021	By:	/s/ Chris Christensen
Chris Christensen
Chief Executive Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vault Holding 1, LLC
	By:	iCap Vault Management, LLC, its manager

Dated: January 28, 2021	By:	/s/ Chris Christensen
Chris Christensen
Chief Executive Officer